SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:                     September 18, 1996


                        GOLDEN EAGLE INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


Colorado                           0-23726                     84-1116515
- --------                           -------                     ----------
(State or other                  (Commission                  (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)

4949 South Syracuse Street, Ste. #300, Denver, Colorado             80237
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code 303-694-6101
                                                   ------------


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Item 1.  Changes in Control of Registrant
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         None.


Item 2. Acquisition or Disposition of Assets
- --------------------------------------------

     The Company's subsidiary in Bolivia, Golden Eagle Bolivia Mining, S.A. (87% owned) entered into a mining development contract with a Bolivian gold mining cooperative on January 25, 1996, for the mining rights to 11 concessions along the Tipuani River in Bolivia. Pursuant to that contract, the Company has assisted the cooperative in perfecting the title interest in the concessions. Those title interests have now been perfected. With the cooperatives' title work now in order, the Company's Bolivian subsidiary can now register its contract with the cooperative with the Bolivian Notary of Mines, which will result in a document titled: Contract Protocol. Executives and legal counsel for the Company's Bolivian subsidiary have also negotiated several new terms and conditions with the cooperative which will be very beneficial for the Company. These new terms and conditions are being incorporated into the Contract Protocol registered with the Bolivian Notary of Mines. The Company has not yet determined whether the mining rights it owns pursuant to its contract with the cooperative will be developed in-house, on a joint-venture basis or under a farmout arrangement.


Item 3.  Bankruptcy or Receivership
- -------  --------------------------

         None.


Item 4.  Changes in Registrants Certifying Accountant
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         None.


Item 5.  Other Events
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         a.       Ron Sparkman was appointed as interim President on May
                  4, 1996, and resigned on July 4, 1996.

         b. Registrant's majority owned subsidiary, Golden Eagle Bolivia Mining, S.A., has reached the paleocanal inside its exploratory shaft on the Cangalli prospect in Bolivia. Initial sample testing results show significant gold content.

                  The paleocanal is an ancient river bed that lies about 1200 ft. below the surface of the mine entrance and runs parallel to the Tipuani River. This canal has been known to contain significant deposits of gold ore. The Cangalli property has been evaluated by the

                  Company's geologist, Giovanni Viscarra, to have potential for such deposits.

                  The Company also announced that it has come to an agreement with a Bolivian mining company to purchase some of the necessary equipment to mine and process the material from the Cangalli property.

         c. The Company is in the process of completing an audit for year ended December 31, 1995, which commenced the month of September, 1996.

         d. The Company has been cooperating in the SEC investigation of the Company and its activities. No formal resolution of the investigation can be forecast at this point.

         e.       Mary Erickson was appointed President on July 15, 1996.

Item 6.   Resignation of Directors
- -------   ------------------------

         Ron Knittle resigned as a Director and officer of the Company effective in May, 1996.

Item 7.  Financial Statements Pro Forma Financial & Exhibits
- -------  ---------------------------------------------------

         Financials - None.

         Exhibits - None.


                                   Signatures

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 18, 1996                  GOLDEN EAGLE INTERNATIONAL, INC.


                                           By:  /S/  MARY A. ERICKSON
                                               --------------------------------
                                                President